UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2011

SMG INDIUM RESOURCES LTD.
(Exact name of registrant as specified in its charter)

Delaware	000-54391	51-0662991
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

41 University Drive, Suite 400 Newton, Pennsylvania	18940
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:
  (215) 809-2039

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events.

On May 10, 2011, SMG Indium Resources, Ltd. (the "Company") consummated its initial public offering ("IPO") of 4,800,000 units (the “Units”). On June 9, 2011, the Company consummated the closing of 250,000 Units subject to the underwriters' over-allotment option. Each Unit consists of one share of common stock, $.001 par value per share, and one warrant, each to purchase one share of the Company's common stock.

The 5,050,000 Units sold in the IPO (including the 250,000 Units subject to the underwriters' over-allotment option) were sold at an offering price of $5.00 per Unit, generating total gross proceeds of $25,250,000.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 10, 2011	SMG INDIUM RESOURCES LTD.

By: /s/ Ailon Grushkin
Name: Ailon Grushkin Title: President

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